LOOMIS SAYLES FUNDS

Supplement dated February 26, 2014 to the Loomis Sayles Funds Prospectuses, each dated

February 1, 2014, as may be revised or supplemented from time to time, for the following funds.

Loomis Sayles Bond Fund	Loomis Sayles Intermediate Duration Bond Fund
Loomis Sayles Fixed Income Fund	Loomis Sayles Investment Grade Fixed Income Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Securitized Asset Fund
Loomis Sayles High Income Opportunities Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Inflation Protected Securities Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Institutional High Income Fund

Effective immediately, the second paragraph within the sub-section “Transactions With Other Investment Companies” within the section “More Information About Investment Strategies” is hereby amended and restated as follows:

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II (except the Loomis Sayles Senior Floating Rate and Fixed Income Fund), Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include AEW Capital Management, L.P., AlphaSimplex Group, LLC, Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates, L.P., Loomis Sayles, McDonnell Investment Management, LLC, NGAM Advisors, L.P., Reich & Tang Asset Management, LLC and Vaughan Nelson Investment Management, L.P. Each of these advisers and subadvisers are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Daily Income Fund will participate in the credit facility only as a lender. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Fund’s Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Fund’s Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders. The Funds may also make investments in related investment companies to the extent permitted by SEC regulations.